UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 28, 2013

Date of report (date of earliest event reported)

Michaels Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-09338	75-1943604
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

8000 Bent Branch Drive

Irving, Texas 75063

(Address of principal executive offices) (Zip Code)

(972) 409-1300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 28, 2013, Michaels Stores, Inc. (the “Company”) caused to be delivered to the holders of the Company’s outstanding 11 3/8% Senior Subordinated Notes due 2016 (the “Notes”) an irrevocable notice of redemption relating to the redemption of $137,000,000 in aggregate principal amount of the Company’s outstanding Notes (the “Redemption Notes”).  The redemption date is February 27, 2013 (the “Redemption Date”).  The Company will redeem the Redemption Notes at a redemption price equal to 103.792%.   In addition, the Company will pay accrued and unpaid interest on the Redemption Notes up to, but not including, the Redemption Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

Dated: January 29, 2013	By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Member of the Interim Office of the Chief Executive Officer, Chief Administrative Officer & Chief Financial Officer